Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report On Form 10-QSB of Syprus, Inc. (the "Company") for the quarter ending March 31, 2007, I, Teresa G. Garvin, Chief Executive Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Quarterly Report on Form 10-QSB for the quarter ending March 31, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-QSB for the quarter ending March 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 14, 2007

SYPRUS, INC.

By: /s/ Teresa G. Garvin

        Teresa G. Garvin

{A0038755.DOC}

Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report On Form 10-QSB of Syprus, Inc. (the "Company") for the quarter ending March 31, 2007, I, Peggy Garvin, Chief Executive Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Quarterly Report on Form 10-QSB for the quarter ending March 31, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-QSB for the quarter ending March 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 14, 2007

SYPRUS, INC.

By: /s/ Peggy Garvin

        Peggy Garvin

{A0038755.DOC}